UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) April 12, 2005
                                                         --------------


                             CHARMING SHOPPES, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)


       Pennsylvania                   000-07258                  23-1721355
       ------------                   ---------                  ----------
(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)


     450 Winks Lane, Bensalem, PA                                   19020
     ----------------------------                                   -----
(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (215) 245-9100
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simul-taneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

     On April 12, 2005, the Compensation and Stock Option Committee (the "Compensation Committee") of the Board of Directors of Charming Shoppes, Inc. (the "Company") and on April 14, 2005, the independent members of the Company's Board of Directors (with respect to Dorrit J. Bern), met and approved, for its named executive officers, salary increases applicable to the 2006 fiscal year, and cash bonuses related to the achievement of incentive goals approved for the fiscal year ended January 29, 2005. The incentive goals were approved by the Company's Compensation and Stock Option Committee and the independent members of the Company's Board of Directors (with respect to Dorrit J. Bern) on February 3, 2004 and March 19, 2004, respectively. The cash bonuses were determined in accordance with the provisions of the Company's 2003 Incentive Compensation Program, which was approved by the Company's shareholders on June 26, 2003.

     The fiscal 2006 base salaries and the total bonuses awarded for the 2005 fiscal year for each of the Company's named executive officers are as follows:

Officer                                  2006 Base Salary        2005 Cash Bonus
-------                                  ----------------        ---------------
Dorrit J. Bern
Chairman of  the Board of Directors,
President and Chief Executive Officer        $ 1,250,000           $ 2,000,000

Joseph M. Baron
Executive Vice President
Chief Operating Officer                          499,200               454,080

Anthony A. DeSabato
Executive Vice President
Corporate and Labor Relations                    375,000               354,750

Eric M. Specter
Executive Vice President
Chief Financial Officer                          416,000               378,400

Colin D. Stern
Executive Vice President
General Counsel and Secretary                    376,740               344,344

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CHARMING SHOPPES, INC.


Date:  April 14, 2005                  By: /s/ Eric M. Specter
                                           -------------------
                                           Eric M. Specter
                                           Executive Vice President
                                           Chief Financial Officer